EXHIBIT 99.2
EXXON MOBIL CORPORATION

1Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 7)

Earnings, $M	1Q09	4Q08	3Q08	2Q08	1Q08
Upstream
United States	360	699	1,879	2,034	1,631
Non-U.S.	3,143	4,935	9,092	7,978	7,154
Total	3,503	5,634	10,971	10,012	8,785
Downstream
United States	352	(20)	978	293	398
Non-U.S.	781	2,434	2,035	1,265	768
Total	1,133	2,414	3,013	1,558	1,166
Chemical
United States	83	81	257	102	284
Non-U.S.	267	74	830	585	744
Total	350	155	1,087	687	1,028

Corporate and financing	(436)	(383)	(241)	(577)	(89)
Net income attributable to ExxonMobil (U.S. GAAP)	4,550	7,820	14,830	11,680	10,890
Earnings per common share (U.S. GAAP) [1]	0.92	1.55	2.86	2.24	2.03
Earnings per common share
- assuming dilution (U.S. GAAP) [1]	0.92	1.54	2.85	2.22	2.02

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	1,620	0	0
Total	0	0	1,620	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	(170)	(290)	0
Corporate total	0	0	1,450	(290)	0

Earnings Excluding Special Items $M
Upstream
United States	360	699	1,879	2,034	1,631
Non-U.S.	3,143	4,935	7,472	7,978	7,154
Total	3,503	5,634	9,351	10,012	8,785
Downstream
United States	352	(20)	978	293	398
Non-U.S.	781	2,434	2,035	1,265	768
Total	1,133	2,414	3,013	1,558	1,166
Chemical
United States	83	81	257	102	284
Non-U.S.	267	74	830	585	744
Total	350	155	1,087	687	1,028

Corporate and financing	(436)	(383)	(71)	(287)	(89)
Corporate total	4,550	7,820	13,380	11,970	10,890
EPS excluding Special Items - assuming dilution [1]	0.92	1.54	2.58	2.27	2.02

[1] Prior quarter numbers have been adjusted to be on a consistent basis with 2009 reporting.

EXXON MOBIL CORPORATION

1Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 7)

Supplemental Information (continued)

Net production of crude oil and	1Q09	4Q08	3Q08	2Q08	1Q08
natural gas liquids, kbd
United States	396	376	340	366	386
Canada/South America	308	303	283	281	297
Europe	411	421	397	439	457
Africa	715	697	639	637	635
Asia Pacific/Middle East	466	508	510	509	498
Russia/Caspian	179	167	121	159	195
Total liquids production	2,475	2,472	2,290	2,391	2,468

Natural gas production available for sale, mcfd
United States	1,249	1,216	1,163	1,317	1,288
Canada/South America	633	616	634	651	663
Europe	4,965	4,652	2,768	3,255	5,126
Africa	25	31	33	30	34
Asia Pacific/Middle East	3,168	3,196	3,135	3,129	2,994
Russia/Caspian	155	138	87	107	124
Total natural gas production available for sale	10,195	9,849	7,820	8,489	10,229

Total worldwide liquids and gas production, koebd	4,174	4,113	3,593	3,806	4,173

Refinery throughput, kbd
United States	1,805	1,647	1,592	1,811	1,759
Canada	460	441	468	451	425
Europe	1,518	1,593	1,647	1,590	1,572
Asia Pacific	1,306	1,320	1,328	1,312	1,449
Other Non-U.S.	292	312	319	308	321
Total refinery throughput	5,381	5,313	5,354	5,472	5,526

Petroleum product sales, kbd
United States	2,577	2,593	2,437	2,584	2,548
Canada	416	456	452	425	441
Europe	1,567	1,687	1,736	1,719	1,707
Asia Pacific	1,345	1,369	1,338	1,321	1,410
Other Non-U.S.	529	656	725	726	715
Total petroleum product sales	6,434	6,761	6,688	6,775	6,821

Gasolines, naphthas	2,457	2,691	2,622	2,636	2,666
Heating oils, kerosene, diesel	2,188	2,164	2,063	2,067	2,089
Aviation fuels	526	551	640	623	612
Heavy fuels	593	632	602	630	687
Specialty products	670	723	761	819	767
Total petroleum product sales	6,434	6,761	6,688	6,775	6,821

Chemical prime product sales, kt
United States	2,043	2,021	2,248	2,702	2,555
Non-U.S.	3,484	3,605	3,812	4,016	4,023
Total chemical prime product sales	5,527	5,626	6,060	6,718	6,578

EXXON MOBIL CORPORATION

1Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 7)

Supplemental Information (continued)

Average Realization Data	1Q09	4Q08	3Q08	2Q08	1Q08
United States
ExxonMobil
Crude ($/b)	36.41	48.33	104.89	119.32	91.36
Natural Gas ($/kcf)	4.38	5.57	9.23	10.16	8.07

Benchmarks
WTI ($/b)	42.97	58.49	117.83	123.98	97.94
ANS-WC ($/b)	45.28	56.06	116.90	123.79	96.62
Henry Hub ($/mbtu)	4.91	6.95	10.25	10.94	8.03

Non-U.S.
ExxonMobil
Crude ($/b)	41.89	51.45	112.61	119.20	93.47
Natural Gas ($/kcf)	8.29	9.90	10.17	9.90	9.28
European NG ($/kcf)	9.87	11.68	12.14	11.61	10.30

Benchmarks
Brent ($/b)	44.40	54.91	114.78	121.38	96.90

Capital and Exploration Expenditures, $M
Upstream
United States	803	1,000	1,000	743	591
Non-U.S.	3,563	4,105	4,277	4,514	3,504
Total	4,366	5,105	5,277	5,257	4,095
Downstream
United States	353	438	421	426	351
Non-U.S.	293	516	423	478	476
Total	646	954	844	904	827
Chemical
United States	77	96	123	123	99
Non-U.S.	681	639	598	674	467
Total	758	735	721	797	566
Other	4	35	11	12	3

Total Capital and Exploration Expenditures	5,774	6,829	6,853	6,970	5,491

Exploration Expense Charged to Income, $M
Consolidated - United States	42	45	45	46	53
- Non-U.S.	307	328	353	288	283
Non-consolidated - ExxonMobil share - United States	0	0	0	0	0
- Non-U.S.	1	3	6	5	2
Total Exploration Expense Charged to Income	350	376	404	339	338

Effective Income Tax Rate, % [1]	45%	44%	44%	49%	48%

Common Shares Outstanding (millions)
At quarter end	4,880	4,976	5,087	5,194	5,284
Average - assuming dilution [1]	4,959	5,062	5,178	5,281	5,379

Total Cash and Cash Equivalent ($G)	25.0	31.4	36.7	39.0	40.9
Includes restricted cash

Total Debt ($G)	9.2	9.4	10.3	9.6	10.0

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	9.0	10.5	14.4	13.4	21.4
Sales of subsidiaries, investments and PP&E	0.1	1.8	2.6	1.2	0.4
Cash flows from operations and asset sales	9.1	12.3	17.0	14.6	21.8

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the first quarter of 2009. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

[1] Prior quarter numbers have been adjusted to be on a consistent basis with 2009 reporting.

EXXON MOBIL CORPORATION 1Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 7)

EXXON MOBIL CORPORATION 1Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 7)

EXXON MOBIL CORPORATION 1Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 7)

EXXON MOBIL CORPORATION 1Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 7 of 7)